# *AMENDED PROMISSORY NOTE*

$35,000.00

Date: August 2, 2018

For value received, the undersigned Mineral Mountain Mining & Milling Company (the "Borrower"), at 13 Bow Circle, Suite 170, Hilton Head, South Carolina 29928, promises to pay to the order of Premium Exploration (USA), Inc. (the "Lender"), at 5968 N. Govt. Way, Suite 305, Dalton Gardens, Idaho 83815 (or at such other place as the Lender may designate in writing), the sum of ~~$15,000.00~~ with interest from August 2, 2017 until August 2, 2018 on the unpaid principal at the rate of 5% per annum, and with interest from August 2, 2018 on the unpaid principal at the rate of 10% per annum. This Amended Promissory Note amends and replaces the Promissory Note dated August 2, 2017 entered into between the same Parties. DR $35,000

## I. TERMS OF REPAYMENT

The unpaid principal and accrued interest shall be payable in full on July 1, 2019 (the "Due Date").

Unpaid principal after the Due Date (after demand for payment) shall accrue interest at a rate of 10% annually until paid.

## II. PREPAYMENT

The Borrower reserves the right to prepay this Note (in whole or in part) prior to the Due Date with no prepayment penalty. Any such prepayment shall be applied against the installments of principal due under this note in the inverse order of their maturity and shall be accompanied by payment of accrued interest on the amount prepaid to the date of prepayment.

## III. COLLECTION COSTS

If any payment obligation under this Note is not paid when due, the Borrower promises to pay all costs of collection, including reasonable attorney fees, whether or not a lawsuit is commenced as part of the collection process.

## IV. DEFAULT

If any of the following events of default occur, this Note and any other obligations of the Borrower to the Lender, shall become due upon 30 days demand or notice by Lender to Borrower:

1) the failure of the Borrower to pay the principal and any accrued interest when due;
2) the liquidation, dissolution, incompetency or death of the Borrower;
3) the filing of bankruptcy proceedings involving the Borrower as a debtor;
4) the application for the appointment of a receiver for the Borrower;
5) the making of a general assignment for the benefit of the Borrower's creditors;
6) the insolvency of the Borrower ;
7) a misrepresentation by the Borrower to the Lender for the purpose of obtaining or extending

credit; or

8) the sale of a material portion of the business or assets of the Borrower.

## V. SEVERABILITY OF PROVISIONS

If any one or more of the provisions of this Note are determined to be unenforceable, in whole or in part, for any reason, the remaining provisions shall remain fully operative.

## VI. MISCELLANEOUS

All payments of principal and interest on this Note shall be paid in the legal currency of the United States.

No delay in enforcing any right of the Lender under this Note, or assignment by Lender of this Note, or failure to accelerate the debt evidenced hereby by reason of default in the payment of a monthly installment or the acceptance of a past-due installment shall be construed as a waiver of the right of Lender to thereafter insist upon strict compliance with the terms of this Note without notice being given to Borrower. All rights of the Lender under this Note are cumulative and may be exercised concurrently or consecutively at the Lender's option.

This note may not be amended without the written approval of the holder.

## VII. GOVERNING LAW

This Note shall be construed in accordance with the laws of the State of Idaho.

## VIII. SIGNATURES

This Note shall be signed by Sheldon Karasik, on behalf of Mineral Mountain Mining & Milling Company and John P. Ryan, on behalf of Premium Exploration (USA), Inc.

IN WITNESS WHEREOF, this Agreement has been executed and delivered in the manner prescribed by law as of the date first written above.

Borrower: Mineral Mountain Mining & Milling Company

By: ______________________

Sheldon Karasik, ~~President~~ CEO/ Chairman

Lender: Premium Exploration (USA), Inc.

By: ______________________

John P. Ryan, President

**ASSIGNMENT**

[ONLY COMPLETE THE FOLLOWING INFORMATION TO ASSIGN PAYMENTS TO A NEW PARTY.]

For value received, the above Note is assigned and transferred to ________________________, ("Assignee") of

__________________________________________________
(City)(State/province)

_______________________________________
(Country)

Dated: ________________________

By:__________________________________________________
Premium Exploration (USA) Inc.
John P. Ryan, President

## *AMENDED PROMISSORY NOTE*

$15,000.00

Date: August 20, 2018

For value received, the undersigned Mineral Mountain Mining & Milling Company (the "Borrower"), at 13 Bow Circle, Suite 170, Hilton Head, South Carolina 29928, promises to pay to the order of Premium Exploration (USA), Inc. (the "Lender"), at 5968 N. Govt. Way, Suite 305, Dalton Gardens, Idaho 83815 (or at such other place as the Lender may designate in writing), the sum of $15,000.00 with interest from March 27, 2017 until September 27, 2018 on the unpaid principal at the rate of 5% per annum, and with interest from September 27, 2018 on the unpaid principal at the rate of 10% per annum. This Amended Promissory Note amends and replaces the Promissory Note dated March 27, 2017 entered into between the same Parties.

### I. TERMS OF REPAYMENT

The unpaid principal and accrued interest shall be payable in full on July 1, 2019 (the "Due Date").

Unpaid principal after the Due Date (after demand for payment) shall accrue interest at a rate of 10% annually until paid.

### II. PREPAYMENT

The Borrower reserves the right to prepay this Note (in whole or in part) prior to the Due Date with no prepayment penalty. Any such prepayment shall be applied against the installments of principal due under this note in the inverse order of their maturity and shall be accompanied by payment of accrued interest on the amount prepaid to the date of prepayment.

### III. COLLECTION COSTS

If any payment obligation under this Note is not paid when due, the Borrower promises to pay all costs of collection, including reasonable attorney fees, whether or not a lawsuit is commenced as part of the collection process.

### IV. DEFAULT

If any of the following events of default occur, this Note and any other obligations of the Borrower to the Lender, shall become due upon 30 days demand or notice by Lender to Borrower:

1) the failure of the Borrower to pay the principal and any accrued interest when due;
2) the liquidation, dissolution, incompetency or death of the Borrower;
3) the filing of bankruptcy proceedings involving the Borrower as a debtor;
4) the application for the appointment of a receiver for the Borrower;
5) the making of a general assignment for the benefit of the Borrower's creditors;
6) the insolvency of the Borrower ;
7) a misrepresentation by the Borrower to the Lender for the purpose of obtaining or extending

credit; or

8) the sale of a material portion of the business or assets of the Borrower.

**V. SEVERABILITY OF PROVISIONS**

If any one or more of the provisions of this Note are determined to be unenforceable, in whole or in part, for any reason, the remaining provisions shall remain fully operative.

**VI. MISCELLANEOUS**

All payments of principal and interest on this Note shall be paid in the legal currency of the United States.

No delay in enforcing any right of the Lender under this Note, or assignment by Lender of this Note, or failure to accelerate the debt evidenced hereby by reason of default in the payment of a monthly installment or the acceptance of a past-due installment shall be construed as a waiver of the right of Lender to thereafter insist upon strict compliance with the terms of this Note without notice being given to Borrower. All rights of the Lender under this Note are cumulative and may be exercised concurrently or consecutively at the Lender's option.

This note may not be amended without the written approval of the holder.

**VII. GOVERNING LAW**

This Note shall be construed in accordance with the laws of the State of Idaho.

**VIII. SIGNATURES**

This Note shall be signed by Sheldon Karasik, on behalf of Mineral Mountain Mining & Milling Company and John P. Ryan, on behalf of Premium Exploration (USA), Inc.

IN WITNESS WHEREOF, this Agreement has been executed and delivered in the manner prescribed by law as of the date first written above.

Borrower: Mineral Mountain Mining & Milling Company

By: ______________________________

Sheldon Karasik, President CEO / Chairman

Lender: Premium Exploration (USA), Inc.

By: ______________________________

John P. Ryan, President

**ASSIGNMENT**

[ONLY COMPLETE THE FOLLOWING INFORMATION TO ASSIGN PAYMENTS TO A NEW PARTY.]

For value received, the above Note is assigned and transferred to __________________________, ("Assignee") of

__________________________________________________
(City)(State/province)

________________________________________
(Country)

Dated: ________________________

By:__________________________________________________
Premium Exploration (USA) Inc.
John P. Ryan, President